Item 1:  Report to Shareholders

                    A Closed-End Investment Company
                   listed on the New York Stock Exchange

                               100 PARK AVENUE
                            NEW YORK • NY 10017
                       212-916-8400 • 1-800-436-8401
                 E-mail: InvestorRelations@gainv.com
                  www.generalamericaninvestors.com

For the six months ended June 30, 2012, the	Year-to-date results have been impacted adversely
net asset value per Common Share increased	by a sharp sell-off in the second quarter. Economic
7.3%, while the investment return to our	stress in the euro zone and signs of slowing growth in
stockholders increased by 9.6%. By comparison, our	Asia have weighed heavily on markets, as skepticism
benchmark, the Standard & Poor’s 500 Stock Index	that a solution to the crisis in Europe will be reached
(including income), increased 9.5%. For the twelve	any time soon has increased.
months ended June 30, 2012, the return on the net
asset value per Common Share decreased by 0.2%,	While the collapse of the Euro, and the attendant
and the return to our stockholders decreased by 0.8%;	dislocations that would ensue, remain a risk, recent
these compare with an increase of 5.4% for the S&P	actions taken by the European Central Bank, among
500. During both periods, the discount at which our	others, suggest a willingness to effect a solution
shares traded continued to fluctuate and on June 30,	Equity valuations, meanwhile, appear to already
2012, it was 14.6%.	discount a good deal of uncertainty, viewed in the
context of historically low interest rates and muted
As detailed in the accompanying financial state-	inflation.
ments (unaudited), as of June 30, 2012, the net assets
applicable to the Company’s Common Stock were	Information about the Company, including our
$915,445,667 equal to $31.95 per Common Share.	investment objectives, operating policies and
procedures, investment results, record of dividend
The increase in net assets resulting from opera-	and distribution payments, financial reports and press
tions for the six months ended June 30, 2012 was	releases, is on our website and has been updated
$59,587,529. During this period, the net realized	through June 30, 2012. It can be accessed on the
gain on investments sold was $51,438,605, and	internet at www.generalamericaninvestors.com.
the increase in net unrealized appreciation was
$11,337,768. Net investment income for the	By Order of the Board of Directors,
six months was $2,467,142, and distributions to	GENERAL AMERICAN INVESTORS COMPANY, INC.
Preferred Stockholders amounted to $5,655,986.
Spencer Davidson
During the six months, 1,116,257 shares of the	Chairman of the Board
Company’s Common Stock were repurchased for	and Chief Executive Officer
$30,679,232 at an average discount from net asset
value of 14.5%.	July 18, 2012

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.7%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$24,547,250

COMMUNICATIONS AND INFORMATION SERVICES (6.1%)
960,000	Cisco Systems, Inc.		16,483,200
700,000	QUALCOMM Incorporated		38,976,000
		(Cost $38,582,394)	55,459,200

COMPUTER SOFTWARE AND SYSTEMS (8.0%)
50,000	Apple Inc.		29,200,000
825,000	Dell Inc. (a)		10,320,750
770,000	Microsoft Corporation		23,554,300
145,000	Teradata Corporation (a)		10,441,450
		(Cost $53,125,332)	73,516,500

CONSUMER PRODUCTS AND SERVICES (15.7%)
350,000	Diageo plc ADR		36,074,500
450,000	Nestle S.A.		26,750,520
1,264,063	Ford Motor Company (a)		12,122,364
305,000	PepsiCo, Inc.		21,551,300
206,000	Towers Watson & Co. Class A		12,339,400
728,845	Unilever N.V.		24,385,142
275,713	Visteon Corporation (a)		10,339,238
		(Cost $113,927,407)	143,562,464

DIVERSIFIED (1.5%)
110	Berkshire Hathaway Inc. Class A (a)	(Cost $1,250,573)	13,743,950

ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.1%)
957,100	Republic Services, Inc.		25,324,866
630,000	Waste Management, Inc.		21,042,000
		(Cost $39,190,474)	46,366,866
FINANCE AND INSURANCE (26.6%)
BANKING (4.0%)
425,000	Bond Street Holdings LLC, Class A (a) (b)		7,862,500
75,000	Bond Street Holdings LLC, Class B (a) (c)		1,318,125
520,000	JPMorgan Chase & Co.		18,579,600
110,000	M&T Bank Corporation		9,082,700
		(Cost $31,140,007)	36,842,925
INSURANCE (13.1%)
875,000	Arch Capital Group Ltd. (a)		34,728,750
245,000	Everest Re Group, Ltd.		25,355,050
53,500	Forethought Financial Group, Inc. Class A (a) (d)		12,037,500
325,000	MetLife, Inc.		10,026,250
285,000	PartnerRe Ltd.		21,565,950
435,000	Platinum Underwriters Holdings, Ltd.		16,573,500
		(Cost $60,650,358)	120,287,000

OTHER (9.5%)
315,000	American Express Company		18,336,150
330,492	Aon Corporation		15,460,416
1,666,667	Epoch Holding Corporation		37,966,674
645,000	Nelnet, Inc.		14,835,000
		(Cost $36,368,971)	86,598,240
		(Cost $128,159,336)	243,728,165

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.3%)
150,000	Celgene Corporation (a)		$9,624,000
529,900	Cytokinetics, Incorporated (a)		339,136
214,300	Gilead Sciences, Inc. (a)		10,989,304
413,800	Intercell AG (a)		1,006,833
755,808	Pfizer Inc.		17,383,584
4,883	Poniard Pharmaceuticals, Inc. (a)		1,719
		(Cost $43,265,395)	39,344,576

MACHINERY AND EQUIPMENT (3.3%)
1,200,000	ABB Ltd. ADR		19,584,000
900,000	The Manitowoc Company, Inc.		10,530,000
		(Cost $23,703,922)	30,114,000

METALS AND MINING (1.8%)
467,700	Alpha Natural Resources, Inc. (a)		4,073,667
200,000	Freeport-McMoRan Copper & Gold Inc.		6,814,000
150,000	Nucor Corporation		5,685,000
		(Cost $37,134,911)	16,572,667

MISCELLANEOUS (5.1%)
	Other (e)	(Cost $46,869,910)	47,102,364

OIL AND NATURAL GAS (INCLUDING SERVICES) (9.7%)
296,478	Apache Corporation		26,057,452
300,000	Canadian Natural Resources Limited		8,055,000
130,062	Devon Energy Corporation		7,542,295
750,000	Halliburton Company		21,292,500
2,050,000	Weatherford International Ltd. (a)		25,891,500
		(Cost $74,984,196)	88,838,747

RETAIL TRADE (15.6%)
394,500	Costco Wholesale Corporation		37,477,500
460,000	Target Corporation		26,767,400
1,840,708	The TJX Companies, Inc.		79,021,594
		(Cost $44,090,113)	143,266,494

SEMICONDUCTORS (3.2%)
575,000	ASML Holding N.V.	(Cost $13,463,950)	29,566,500

TECHNOLOGY (1.3%)
750,000	International Game Technology	(Cost $8,678,620)	11,812,500

TOTAL COMMON STOCKS (110.0%)		(Cost $689,383,738)	1,007,542,243

Warrants	WARRANT
BANKING (0.3%)
225,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,865,854)	2,198,250

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
100,973,447	SSgA U.S. Treasury Money Market Fund (11.0%)	(Cost $100,973,447)	$100,973,447

TOTAL INVESTMENTS (f) (121.3%)		(Cost $793,223,039)	1,110,713,940

Liabilities in excess of cash, receivables and other assets (-0.5%)			(5,151,098)

PREFERRED STOCK (-20.8%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$915,445,667

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $8,500,000, unit cost is $20.00 per share and fair value is $18.50 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.

(c) Level 3 fair value measurement, restricted security acquired 05/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $17.58 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.

(d) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $225.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value.

(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(f) At June 30, 2012: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $388,796,873, aggregate gross unrealized depreciation was $71,305,972, and net unrealized appreciation was $317,490,901.

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITION
Ford Motor Company	—	1,264,063 (b)
ADDITION
Unilever N.V.	5,951	728,845

DECREASES
ELIMINATION
Wal-Mart Stores, Inc.	191,050	—
REDUCTIONS
PepsiCo, Inc.	20,000	305,000
Teradata Corporation	85,000	145,000
The TJX Companies, Inc.	300,000	1,840,708

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2012 is shown in the following table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Finance and Insurance
Banking	$34,006	$39,041	4.3%
Insurance	60,650	120,287	13.1
Other	36,369	86,598	9.5
	131,025	245,926	26.9
Consumer Products and Services	113,928	143,562	15.7
Retail Trade	44,090	143,266	15.6
Oil and Natural Gas (Including Services)	74,984	88,839	9.7
Computer Software and Systems	53,125	73,517	8.0
Communications and Information Services	38,582	55,459	6.1
Miscellaneous**	46,870	47,102	5.1
Environmental Control (Including Services)	39,191	46,367	5.1
Health Care/Pharmaceuticals	43,265	39,345	4.3
Machinery and Equipment	23,704	30,114	3.3
Semiconductors	13,464	29,567	3.2
Aerospace/Defense	22,957	24,547	2.7
Metals and Mining	37,135	16,573	1.8
Diversified	1,251	13,744	1.5
Technology	8,679	11,813	1.3
	692,250	1,009,741	110.3
Short-Term Securities	100,973	100,973	11.0
Total Investments	$793,223	1,110,714	121.3
Other Assets and Liabilities - Net		(5,151)	(0.5)
Preferred Stock		(190,117)	(20.8)
Net Assets Applicable to Common Stock		$915,446	100.0%

* Net Assets applicable to the Company’s Common Stock.

** Securities which have been held for less than one year, not previously disclosed, and not restricted

 (see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $689,383,738)		$1,007,542,243
Warrant (cost $2,865,854)		2,198,250
Money market fund (cost $100,973,447)		100,973,447
Total investments (cost $793,223,039)		1,110,713,940

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$1,929,383
Dividends, interest and other receivables	1,127,002
Qualified pension plan asset, net excess funded (note 7)	888,983
Prepaid expenses and other assets	1,969,407	5,914,775
TOTAL ASSETS		1,116,628,715

LIABILITIES
Payable for securities purchased	233,682
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	4,234,548
Accrued supplemental thrift plan liability (note 7)	3,451,460
Accrued expenses and other liabilities	2,926,228
TOTAL LIABILITIES		11,065,873

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 28,650,132 shares (note 5)		$915,445,667
NET ASSET VALUE PER COMMON SHARE		$31.95

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 28,650,132 shares at par value (note 5)	$28,650,132
Additional paid-in capital (note 5)	526,820,813
Undistributed net investment income (note 5)	3,753,186
Undistributed realized gain on investments	52,291,770
Accumulated other comprehensive income (note 7)	(7,685,194)
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on investments	317,490,901

NET ASSETS APPLICABLE TO COMMON STOCK		$915,445,667

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $460,108)	$9,476,215
Interest	2,730	$9,478,945

EXPENSES
Investment research	3,991,217
Administration and operations	1,670,280
Office space and general	825,421
Directors’ fees and expenses	139,733
Auditing and legal fees	118,500
Transfer agent, custodian and registrar fees and expenses	91,422
Miscellaneous taxes	87,973
Stockholders’ meeting and reports	87,257	7,011,803
NET INVESTMENT INCOME		2,467,142

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term)	51,763,408
Written option transactions (notes 1b and 4)	(324,803)
	51,438,605
Net increase in unrealized appreciation on investments	11,337,768

NET GAIN ON INVESTMENTS		62,776,373
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$59,587,529

	Six Months Ended
	June 30, 2012	Year Ended
OPERATIONS	(Unaudited)	December 31, 2011
Net investment income	$2,467,142	$5,295,369
Net realized gain on investments	51,438,605	19,507,647
Net increase (decrease) in unrealized appreciation	11,337,768	(42,899,858)
	65,243,515	(18,096,842)
Distributions to Preferred Stockholders:
From net investment income	—	(3,326,632)
From short-term capital gains	—	(249,312)
From long-term capital gains	—	(7,736,028)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,587,529	(29,408,814)
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	(2,864,213)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(4,388,308)
From short-term capital gains	—	(328,878)
From long-term capital gains	—	(10,204,952)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(14,922,138)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,094,056
Cost of Common Shares purchased	(30,679,232)	(24,302,457)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(30,679,232)	(17,208,401)
NET INCREASE (DECREASE) IN NET ASSETS	28,908,297	(64,403,566)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	886,537,370	950,940,936
END OF PERIOD (including undistributed net investment income of $3,753,186 and
$1,286,147, respectively)	$915,445,667	$886,537,370

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended
June 30, 2012 and for each year in the five-year period ended December 31, 2011. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2012	Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.78	$31.26	$27.50	$21.09	$38.10	$40.54
Net investment income	.09	.18	.19	.11	.42	.31
Net gain (loss) on securities -
realized and unrealized	2.28	(.68)	4.37	6.94	(16.15)	3.39
Other comprehensive income	—	(.10)	—	.07	(.25)	.02
	2.37	(.60)	4.56	7.12	(15.98)	3.72
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.07)	(.11)	(.11)	(.02)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.03)
Distributions from net long-term capital gains	—	(.26)	(.27)	(.19)	(.27)	(.36)
Distributions from return of capital	—	—	—	(.01)	—	—
Unallocated	(.20)	—	—	—	—	—
	(.20)	(.38)	(.37)	(.36)	(.38)	(.41)
Total from investment operations	2.17	(.98)	4.19	6.76	(16.36)	3.31
Distributions on Common Stock:
Dividends from net investment income	—	(.15)	(.08)	(.10)	(.19)	(.33)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.38)
Distributions from net long-term capital gains	—	(.34)	(.32)	(.19)	(.46)	(5.04)
Distributions from return of capital	—	—	—	(.01)	—	—
	—	(.50)	(.43)	(.35)	(.65)	(5.75)
Net asset value, end of period	$31.95	$29.78	$31.26	$27.50	$21.09	$38.10
Per share market value, end of period	$27.30	$24.91	$26.82	$23.46	$17.40	$34.70

TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	9.60%*	(5.29%)	16.24%	36.86%	(48.20%)	8.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$915,446	$886,537	$950,941	$864,323	$674,598	$1,202,923
Ratio of expenses to average net assets
applicable to Common Stock	1.51%**	1.39%	1.54%	1.93%	0.87%	1.11%
Ratio of net income to average net assets
applicable to Common Stock	0.54%**	0.56%	0.66%	0.46%	1.31%	0.78%
Portfolio turnover rate	3.49%*	11.17%	18.09%	24.95%	25.52%	31.91%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$199,617	$200,000
Asset coverage	582%	566%	600%	555%	438%	701%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.66	$25.47	$24.95	$24.53	$21.90	$21.99

*Not annualized

**Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and State income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$986,324,118	—	$21,218,125	$1,007,542,243
Warrant	2,198,250	—	—	2,198,250
Money market fund	100,973,447	—	—	100,973,447
Total	$1,089,495,815	—	$21,218,125	$1,110,713,940

The aggregate value of Level 3 portfolio investments changed during the six months ended June 30, 2012 as follows:

Change in portfolio valuations using signifi cant unobservable inputs		Level 3
Fair value at December 31, 2011		$19,860,500
Net change in unrealized appreciation on investments		1,357,625
Fair value at June 30, 2012		$21,218,125

The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at June 30, 2012 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:		$1,357,625

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2012 amounted to $36,480,601 and $121,288,949, on long transactions, respectively.

4. WRITTEN OPTIONS - Transactions in written call options during the six months ended June 30, 2012 were as follows:
	Contracts	Premiums
Options outstanding, December 31, 2011	0	$0
Options written	300	311,107
Options exercised	(100)	(101,421)
Options terminated in closing purchase transaction	(200)	(209,686)
Options outstanding, June 30, 2012	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
28,650,132 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
June 30, 2012.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date,
395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2012 and the year ended December 31, 2011 were as follows:

	Shares		Amount
	2012	2011	2012	2011
Shares issued in payment of dividends and distributions
(includes 278,416 shares issued from treasury)	—	278,416	—	$278,416
Increase in paid-in capital			—	6,815,640
Total increase			—	7,094,056

Shares purchased (at an average discount from net asset value
of 14.5% and 14.6%, respectively)	1,116,257	935,321	($1,116,257)	(935,321)
Decrease in paid-in capital			(29,562,975)	(23,367,136)
Total decrease			(30,679,232)	(24,302,457)
Net decrease			($30,679,232)	($17,208,401)

At June 30, 2012, the Company held in its treasury 3,330,740 shares of Common Stock with an aggregate cost in the amount of
$85,816,368.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2012 to its offi cers (identifi ed on back cover) amounted to $3,430,333.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the six months ended June 30, 2012 were:

Service cost	$258,853
Interest cost	376,456
Expected return on plan assets	(511,692)
Amortization of prior service cost	23,297
Recognized net actuarial loss	345,849
Net periodic benefi t cost	$492,763

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2012 was $433,216. The qualifi ed thrift plan acquired
15,200 shares of the Company’s Common Stock during the six months ended June 30, 2012 and held 595,044 shares of the Company’s
Common Stock at June 30, 2012.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $548,300 for the six months ended June 30, 2012. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2012 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 18, 2012, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s princi-
pal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS

Spencer Davidson, Chief Executive Officer
Jeffrey W. Priest, President
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have reviewed the accompanying statement of assets and liabilities of Gen-
eral American Investors Company, Inc., (the “Company”) including the statements of investments and call options written, as of June 30, 2012, the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Com-
pany Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the
Public Company Accounting Oversight Board, the objective of which is the expres-
sion of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in con-
formity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public
Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2011 and financial highlights for each of the five years in the period then ended and in our report, dated February 3, 2012 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York	ERNST & YOUNG LLP
August 2, 2012

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2012	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	285,000	26.1098	285,000	813,818
02/01-02/28	147,673	28.1544	147,673	666,145
03/01-03/31	154,484	28.7027	154,484	511,661
04/01-04/30	168,100	28.8046	168,100	343,561
05/01-05/31	206,200	27.5528	206,200	137,361
06/01-06/30	154,800	26.6328	154,800	982,561

Total for year	1,116,257		1,116,257

On June 11, 2012, the Board of Directors authorized and the registrant announced the repurchase of up to 1,000,000 shares of the registranst's common stock when the shares are trading at a discount from the
Note-	underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2012, there were 1,098,818 shares available for repurchase under such authorization. As of the end of the period, June 30, 2012, there were 982,561 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2012	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. This represents a repurchase program which began on
December 10, 2008. As of the beginning of the period, January 1, 2012, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2012, there were 604,687 shares available for repurchase under this program.

  ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may

recommend nominees to the registrant's   Board of Directors as set forth in the

registrant's Proxy Statement, dated February 22, 2012.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2012, an evaluation was performed   under the   supervision and with   the

participation of the officers of General American Investors Company, Inc. (the "Registrant"),
including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
June 30, 2012, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control

over financial reporting   (as defined in Rule   30a-3(d)   under the   Investment

Company Act of 1940 (17 CFR 270.30a-3(d))   that occurred during the Registrant's

last fiscal quarter that has   materially   affected,   or is reasonably   likely to

materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2)   Certifications   of the   principal   executive   officer and the   principal

financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of

1940.

(a)(3) There were no written   solicitations   to purchase   securities   under Rule

23c-1 under the Investment   Company Act of 1940 during the period covered by the

report.

(b)   Certifications   of   the   principal   executive   officer   and   the   principal

financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:      /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: August 6, 2012

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Spencer Davidson

             Spencer Davidson

Chairman, President and Chief Executive Officer

(Principal Executive Officer)

Date: August 6, 2012

By:      /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: August 6, 2012